Exhibit 99.4

Company Contact:

Patrick S. Barrett

Chief Financial Officer

OceanFirst Financial Corp.

1.888.623.2633 ext. 27507

Email: pbarrett@oceanfirst.com

FOR IMMEDIATE RELEASE

OCEANFIRST FINANCIAL CORP. COMPLETES MERGER WITH FLUSHING

FINANCIAL CORPORATION AND $225 MILLION STRATEGIC INVESTMENT FROM WARBURG PINCUS

RED BANK, N.J. June 1, 2026. OceanFirst Financial Corp. (NASDAQ: “OCFC”) (“OceanFirst”), the holding company for OceanFirst Bank N.A., today announced the completion of its previously announced merger with Flushing Financial Corporation (NASDAQ: “FFIC”) (“Flushing”), the holding company for Flushing Bank. The combination creates a scaled, high-performing regional bank with a significant presence across New Jersey, New York, Long Island, and the major metropolitan areas from Massachusetts through Virginia. Following completion of the transaction, the combined company operates under the OceanFirst brand across 71 retail branches across its footprint. Concurrent with the completion of the merger, OceanFirst also completed its $225 million strategic investment from affiliates of funds managed by Warburg Pincus LLC (“Warburg Pincus”).

“Today marks an important milestone in our growth strategy and the next chapter for our combined organization,” said Christopher Maher, Chief Executive Officer of OceanFirst. “This combination pairs Flushing’s deeply rooted, 95-year community franchise with OceanFirst’s relationship-driven business model, expanded capabilities, and broader product set, and immediately scales our presence in the deposit-rich markets of Long Island and the New York City boroughs. By adding Warburg Pincus as a long-term capital partner, we are well positioned to deliver enhanced value to our clients, accelerate profitable growth, and create meaningful long-term value for our shareholders.”

OceanFirst now operates 71 retail branches across New Jersey, New York, Long Island, and Pennsylvania, providing clients with personalized service and a broader range of commercial and consumer banking, wealth, and treasury management capabilities.

Under the terms of the merger agreement, Flushing shareholders received 0.85x of a share of OceanFirst common stock for each share of Flushing common stock, and cash in lieu of fractional shares.

Following the closing, and pursuant to the terms of the merger agreement, John Buran, former President and Chief Executive Officer of Flushing, has joined OceanFirst as non-executive Chairman of the Board. The board of directors of the combined company consists of 17 directors: ten from the existing OceanFirst board, six from the existing Flushing board and one from Warburg Pincus.

“We are pleased to welcome these accomplished leaders to our Board,” Maher added. “They bring deep industry experience and strong knowledge of the New York and Long Island markets, and their insight will be invaluable as we deliver on the long-term potential of the combined franchise.”

In connection with the merger, OceanFirst will make a $5 million contribution to the OceanFirst Foundation to support nonprofit community organizations across the combined company’s markets, including New York and Long Island.

Keefe, Bruyette & Woods, Inc., A Stifel Company, served as financial advisor to OceanFirst and Simpson Thacher & Bartlett LLP served as its legal counsel. Piper Sandler & Co, served as financial advisor to Flushing and Hughes Hubbard & Reed LLP served as its legal counsel. J.P. Morgan acted as capital markets advisor and sole placement agent to OceanFirst. Jefferies LLC served as financial advisor to Warburg Pincus and Wachtell, Lipton, Rosen & Katz served as its legal counsel.

Additional information about the transaction is available in a Current Report on Form 8-K that is being filed by OceanFirst with the U.S. Securities and Exchange Commission (the “SEC”) simultaneously with the issuance of this press release.

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About OceanFirst

OceanFirst Financial Corp.’s subsidiary, OceanFirst Bank N.A., founded in 1902, is an approximately $23 billion regional bank serving business and retail customers throughout New Jersey, New York, Long Island, and the major metropolitan areas from Massachusetts through Virginia. OceanFirst Bank delivers commercial and residential financing, treasury management, trust and asset management, and deposit services and is one of the largest and oldest community-based financial institutions headquartered in New Jersey. To learn more about OceanFirst, please visit us at www.oceanfirst.com.

Cautionary Statements Regarding Forward-Looking Information

This press release contains certain forward-looking statements within the meaning of the federal securities laws with respect to the transaction between OceanFirst and Flushing and the investment by affiliates of funds managed by Warburg in equity securities of OceanFirst. Forward-looking statements may be identified by the use of the words such as “ estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “strategy,” “future,” “opportunity,” “may,” “could,” “target,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. These forward-looking statements include, but are not limited to, statements regarding the transaction between OceanFirst and Flushing and the investment by Warburg, including statements as to the expected effects of the transaction. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of OceanFirst’s and Flushing’s management and are not predictions of actual performance, and, as a result, are subject to risks and uncertainties. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict, may differ from assumptions and many are beyond the control of OceanFirst and Flushing. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995.

These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to: (i) the effect of the transaction on OceanFirst’s relationships, operating results and business generally; (ii) potential difficulties in retaining OceanFirst customers and employees as a result of the transaction; (iii) OceanFirst’s estimates of its financial performance; (iv) changes in general economic, political, or industry conditions, including persistent inflation, supply chain issues or labor shortages, instability in global economic conditions and geopolitical matters, as well as volatility in financial markets; (v) uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve; (vi) the credit risks of lending activities, which may be affected by deterioration in real estate markets and the financial condition of borrowers, and the operational risk of lending activities, including the effectiveness of OceanFirst’s underwriting practices and the risk of fraud; (vii) fluctuations in the demand for loans; (viii) the ability to develop and maintain a strong core deposit base or other low cost funding sources necessary to fund OceanFirst’s activities particularly in a rising or high interest rate environment; (ix) the rapid withdrawal of a significant amount of deposits over a short period of time; (x) results of examinations by regulatory authorities of OceanFirst and the possibility that any such regulatory authority may, among other things, limit OceanFirst’s business activities, restrict OceanFirst’s ability to invest in certain assets, refrain from issuing an approval or non-objection to certain capital or other actions, increase OceanFirst’s allowance for credit losses, result in write-downs of asset values, restrict OceanFirst’s ability or that of OceanFirst’s bank subsidiary to pay dividends, or impose fines, penalties or sanctions; (xi) the impact of bank failures or other adverse developments at other banks on general investor sentiment regarding the stability and liquidity of banks; (xii) changes in the markets in which OceanFirst competes, including with respect to the competitive landscape, technology evolution or regulatory changes; (xiii) changes in consumer spending, borrowing and saving habits; (xiv) slowdowns in securities trading or shifting demand for security trading products; (xv) the impact of pandemics and other catastrophic events or disasters on the global economy and financial market conditions and our business, results of operations, and financial condition; (xvi) legislative or regulatory changes; (xvii) changes in U.S. trade policies, including the imposition of tariffs and retaliatory tariffs, (xviii) impact of operating in a highly competitive industry; (xix) reliance on third party service providers; (xx) competition in retaining key employees; (xxi) risks related to data security and privacy, including the impact of any data security breaches, cyberattacks, employee or other internal misconduct, malware, phishing or ransomware, physical security breaches, natural disasters, or similar disruptions; (xxii) changes to accounting principles and guidelines; (xxiii) litigation that may be instituted against OceanFirst or their respective directors and officers, including the effects of any outcomes related thereto; (xxiv) volatility in the trading price of OceanFirst’s securities; (xxv) the ability to implement business plans, forecasts, and other expectations after the completion of the transaction, and identify and realize additional opportunities; (xxvi) the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where OceanFirst does business; and (xxvii) the dilution caused by OceanFirst’s issuance of additional shares of its capital stock in connection with the transaction. The foregoing list of factors is not exhaustive. All forward-looking statements are expressly qualified in their entirety by the cautionary statements set forth above.

You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of OceanFirst’s Annual Report on Form 10-K for the year ended December 31, 2025, and other documents filed by OceanFirst from time to time with the U.S. Securities and Exchange Commission (the “SEC”). These filings do and will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. If any of these risks materialize or our assumptions prove incorrect, actual events and results could differ materially from those contained in the forward-looking statements. There may be additional risks that OceanFirst does not presently know or that OceanFirst currently believes are immaterial that could also cause actual events and results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect OceanFirst’s expectations, plans or forecasts of future events and views as of the date of this press release. OceanFirst anticipates that subsequent events and developments will cause OceanFirst’s assessments to change. While OceanFirst may elect to update these forward-looking statements at some point in the future, OceanFirst specifically disclaims any obligation to do so, unless required by applicable law. These forward-looking statements should not be relied upon as representing OceanFirst’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements. Forward-looking statements speak only as of the date they are made. OceanFirst does not give any assurance that OceanFirst will achieve the results or other matters set forth in the forward-looking statements.

Investor Relations Inquiries:

OceanFirst Financial Corp.

Alfred Goon

SVP Corporate Development and Investor Relations

investorrelations@oceanfirst.com

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